October 30, 2014

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statement of Additional Information
dated November 1, 2013, as revised or amended January 1, 2014, January 24, 2014,
January 31, 2014, February 21, 2014, March 1, 2014, March 24, 2014, March 31, 2014,
May 1, 2014 and October 1, 2014

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has engaged Three Bridges Capital, LP ("Three Bridges" and collectively with Kingsford Capital, Owl Creek, Perella Weinberg, Sirios, Standard Pacific, and Union Point, the "Sub-Advisers") to serve as an additional subadviser to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Three Bridges, effective November 17, 2014.

Three Bridges is a Delaware limited partnership formed in 2011.  Three Bridges is located at 810 Seventh Avenue, 32nd Floor, New York, New York 10019.  Gene Salamon is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Three Bridges.  As of August 31, 2014, Three Bridges had approximately $583 million in assets under management.

Mr. Salamon is deemed to control Three Bridges by virtue of his ownership of stock or other interests of Three Bridges.

Portfolio Manager Compensation — Three Bridges.  Mr. Salamon receives a base salary and a competitive benefits package and determines his compensation from the profitability of the firm.

Additional Information About the Portfolio Manager.  The following table lists the number and types of accounts advised by Mr. Salamon, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Three Bridges, and assets under management in those accounts as of August 31, 2014:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Gene Salamon (Three Bridges)	None	N/A	4	$466M	2	$117M

The following table provides information on accounts managed (included within the table above) by the primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Gene Salamon (Three Bridges)	Other Pooled Investment Vehicles Other Accounts	2 2	$434M $117M

As of the date of this Supplement, the portfolio manager listed above did not beneficially own any shares of the fund.